UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K-A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 1, 2003

                         CLEAN DIESEL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                000-27432              06-1393453
   (State or other jurisdiction    (Commission           (IRS Employer
        of incorporation)          File Number)        Identification No.)

                         SUITE 702, 300 ATLANTIC STREET
                                STAMFORD CT 06901
                                 (203) 327-7050
          (Address and Telephone Number of principal executive offices)



ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

Exhibit  16.1  Description:

Letter, dated December 4, 2003, from Ernst & Young LLP to the Securities and Exchange Commission.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Clean Diesel Technologies, Inc.

                                      By:  /s/  D.W.  Whitwell
                                           -------------------
                                           David  W.  Whitwell
                                      Vice President, Treasurer & Chief
                                            Financial Officer